Global Atlantic BlackRock Allocation Portfolio

Portfolio of Investments (Unaudited)

September 30, 2023

	Shares/ Principal	Fair Value
Exchange Traded Funds - 99.0%
Debt Funds - 39.5%
iShares 20+ Year Treasury Bond ETF	19,889	$1,763,955
iShares Core Total USD Bond Market ETF	252,421	11,034,584
iShares iBoxx $ Investment Grade Corporate Bond ETF	10,739	1,095,593
iShares JP Morgan USD Emerging Markets Bond ETF	7,305	602,809
iShares MBS ETF	37,027	3,287,998
iShares Short Treasury Bond ETF	26,336	2,909,338
iShares TIPS Bond ETF	8,088	838,887
Total Debt Funds		21,533,164
Equity Funds - 59.5%
iShares Core MSCI Emerging Markets ETF	21,126	1,005,386
iShares Core S&P 500 ETF	37,144	15,950,748
iShares Core S&P Mid-Cap ETF	2,109	525,879
iShares ESG Aware MSCI EM ETF	18,843	570,566
iShares MSCI EAFE Growth ETF	32,943	2,842,981
iShares MSCI EAFE Value ETF	78,314	3,831,904
iShares MSCI USA Min Vol Factor ETF	15,406	1,115,086
iShares MSCI USA Quality Factor ETF	29,436	3,879,370
iShares S&P 500 Growth ETF	15,838	1,083,636
iShares U.S. Infrastructure ETF	15,008	549,143
iShares U.S. Technology ETF	10,505	1,102,185
Total Equity Funds		32,456,884
Total Exchange Traded Funds
(Cost - $51,738,407)		53,990,048
Short-Term Investments - 0.7%
Money Market Funds - 0.7%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 5.23%(a) (Cost - $367,785)	367,785	367,785

Total Investments - 99.7%
(Cost - $52,106,192)		$54,357,833
Other Assets Less Liabilities - Net 0.3%		181,181
Total Net Assets - 100.0%		$54,539,014

(a)	The rate shown is the annualized seven-day yield at period end.

TIPS	-	Treasury Inflation Protected Security